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                                                                  EXHIBIT 10.3.4

  THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE
                BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.


                                 AMENDMENT 4 TO
                THE SOUTH FINANCIAL GROUP, INC. STOCK OPTION PLAN
                  (FORMERLY KNOWN AS "THE SOUTH FINANCIAL GROUP
                    AMENDED AND RESTATED STOCK OPTION PLAN")


         This Amendment 4 (this "Amendment") to the South Financial Group, Inc. Stock Option Plan (the "Plan") is made by The South Financial Group, Inc. (formerly known as The South Financial Group), to be effective as of the date hereof. Capitalized terms not otherwise defined in this Amendment have the meanings assigned to them in the Plan.

The second sentence of Section 3 of the Plan is hereby deleted and replaced with the following:

         Subject to adjustment in accordance with the provisions of Section 5 hereof, the total amount of the Common Stock of the Company which may be issued pursuant to grants under the Plan shall not exceed in the aggregate 3,700,000 shares.

         Except as amended by this Amendment, the Plan is ratified and affirmed in its entirety.

         IN WITNESS WHEREOF, this Amendment is entered into as of April 30, 2002.

                                            THE SOUTH FINANCIAL GROUP, INC.


                                            By: /s/ William S. Hummers III
                                                --------------------------------
                                                Name:  William S. Hummers III
                                                Title: Executive Vice President